Third Quarter 2017 Conference Call Nasdaq: SELB November 7, 2017

Safe Harbor / Disclaimer 2 Any statements in this presentation about the future expectations, plans and prospects of Selecta Biosciences, Inc. (“the company”), including without limitation, the progress of the Phase 1/2 clinical program of SEL-212, the potential of SEL-212 to treat severe gout patients and resolve their debilitating symptoms, the ability of SVP-Rapamycin to induce immune tolerance against pegsiticase, the ability of SEL-212 to improve acute symptoms during a short induction cycle, the ability of SEL- 212 to be re-administered if severe gout symptoms recur, whether the company will determine an appropriate dose of SEL-212 for a Phase 3, whether the company will advance to a Phase 3 for SEL-212 at all, the ability of the company’s SVP platform, including SVP-Rapamycin, to mitigate immune response and create better therapeutic outcomes, the potential treatment applications for products utilizing the SVP platform in areas such as enzyme therapy, gene therapy, oncology therapy, vaccines and treatments for allergies and autoimmune diseases, the potential of the company’s two gene therapy product candidates to enable repeat administration, whether the SEL-212 program informs the development of other product candidates, the contributions of employees, the company's expectations about receiving additional payments from Spark Therapeutics, Inc. under the license agreement, the sufficiency of the company’s cash, cash equivalents, investments, and restricted cash and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “hypothesize,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, the following: the uncertainties inherent in the initiation, completion and cost of clinical trials including their uncertain outcomes, the availability and timing of data from ongoing and future clinical trials and the results of such trials, whether preliminary results from a particular clinical trial will be predictive of the final results of that trial or whether results of early clinical trials will be indicative of the results of later clinical trials, the unproven approach of the company’s SVP technology, potential delays in enrollment of patients, undesirable side effects of the company’s product candidates, its reliance on third parties to manufacture its product candidates and to conduct its clinical trials, the company’s inability to maintain its existing or future collaborations or licenses, its inability to protect its proprietary technology and intellectual property, potential delays in regulatory approvals, the availability of funding sufficient for its foreseeable and unforeseeable operating expenses and capital expenditure requirements, substantial fluctuation in the price of its common stock, a significant portion of the company’s total outstanding shares have recently become eligible to be sold into the market, and other important factors discussed in the “Risk Factors” section of the company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, or SEC, on August 11, 2017, and in other filings that the company makes with the SEC. In addition, any forward-looking statements included in this presentation represent the company’s views only as of the date of its publication and should not be relied upon as representing its views as of any subsequent date. The company specifically disclaims any obligation to update any forward-looking statements included in this presentation.

3 IMAGINE IF WE COULD… 1. Effectively treat many more patients with existing biologics 2. Enable a new generation of novel non-immunogenic biologics for rare and serious diseases

Spark Therapeutics License Agreement 4 • December 2016 agreement provides Spark Therapeutics with exclusive worldwide rights to Selecta's SVP technology for up to five gene therapy targets • Initial focus on combination of SVP with Spark’s Hemophilia A gene therapy • Among the largest gene therapy and SMID-cap to SMID-cap biotech deals announced to date • Subject to the terms of the license agreement, Spark agreed to pay to Selecta: - $30 million of initial cash payments and investments in Selecta equity; final $7.5 million received on Oct. 31, 2017 - Up to $430 million in milestone payments for each target - Mid-single to low-double-digit royalties on worldwide annual net sales of any resulting commercialized gene therapy

SEL-212: Advancing a Potential New Treatment Option for Chronic Severe Gout Patients Toward Phase 3

Ownership

- In-licensed pegsiticase in 2014; combined with SVP-Rapamycin to form SEL-212

Rare and Serious Disease

- ~160,000 adults with chronic severe gout treated by U.S. rheumatologists
- Debilitating flares and joint-damaging arthritis caused by uric acid deposits; risk of renal and cardiovascular disease

Immunogenicity Barrier

- Uricases are highly effective in breaking down uric acid deposits, but are foreign to the human immune system, causing immunogenicity that can negate efficacy and present safety risks

Clear Clinical Path

- Serum uric acid level reduction – a robust FDA/EMA primary endpoint for approval – can be seen rapidly upon dosing, easy to measure, maintenance strongly correlated with low/negative ADA titers
- Adult patient population with rapid enrollment potential

SELECTA Biosciences
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Objective: Treat Patients by Rapidly Resolving Their Uric Acid Deposits and Tophi


6.8
Uric acid solubility limit
6.0
FDA-approved endpoint
Oral therapies
Serum Uric Acid (mg/dL)
Very low sUA levels enable rapid tophi resolution
Transition from uricase to oral therapies
Time
Several Month Treatment Cycle



Before[1]



After[1]

Uric acid deposits
Calcium deposits

For illustrative purposes only

(1) Arujo EG et al, Tophus resolution with pegloticase: a prospective dual-energy CT study, RMD Open, 2015

SELECTA Biosciences
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Dose (mg/kg): Advancing SEL-212 Toward Phase 3 7 Phase 1a Single Dose 0.1 0.2 0.4 0.8 1.2 = Pegsiticase; = SVP-Rapamycin

Dose (mg/kg): Advancing SEL-212 Toward Phase 3 8 Phase 1a Single Dose 0.1 0.2 0.4 0.8 1.2 Dose (mg/kg): Phase 1b Single Dose 0.4 Dose (mg/kg): 0.100.03 0.15 0.30 = Pegsiticase; = SVP-Rapamycin

0 1 2 3 4 5 0 5 0 1 0 0 0 1 2 3 4 5 0 5 0 1 0 0 Phase 1b Shows Greater Clinical Activity With Higher Single SVP-Rapamycin Doses 9 Week 0 1 2 3 4 5 0 5 0 1 0 0 % Pt s . < 6 m g /d L % Pt s . < 6 m g /d L = Pegsiticase; = SVP-Rapamycin % Pt s . < 6 m g /d L N = 5 N = 10 N = 5 0% 70% 100% Dosing % of Patients With SUA <6 mg/dL 0.4 mg/kg 0.03 mg/kg 0.4 mg/kg 0.10 mg/kg 0.4 mg/kg 0.15 mg/kg

Phase 2 Trial Overview 10 Enrollment Criteria Primary/Secondary Endpoints Design Dosing Stopping Rules As of October 23 • Patients with symptomatic gout and SUA levels >6 mg/dL • Safety, tolerability and pharmacokinetics of multiple doses of SEL-212 and pegsiticase alone • Reduction of SUA levels • Reduction of ADA levels • Multiple ascending dose cohorts • Control cohorts: pegsiticase alone every 28 days for up to five doses • All other cohorts: • Three “teach & treat” doses of SEL-212 every 28 days followed by • Two “treat” doses of pegsiticase alone • Dosing stopped upon loss of SUA control at Days 21 after a dose • 79 patients dosed at 15 active U.S. clinical sites

Phase 2 Trial Overview 11 Enrollment Criteria Primary/Secondary Endpoints Design Dosing Stopping Rules As of October 23 • Patients with symptomatic gout and SUA levels >6 mg/dL • Safety, tolerability and pharmacokinetics of multiple doses of SEL-212 and pegsiticase alone • Reduction of SUA levels • Reduction of ADA levels • Multiple ascending dose cohorts • Control cohorts: pegsiticase alone every 28 days for up to five doses • All other cohorts: • Three “teach & treat” doses of SEL-212 every 28 days followed by • Two “treat” doses of pegsiticase alone • Dosing stopped upon loss of SUA control at Days 21 after a dose • 79 patients dosed at 15 active U.S. clinical sites

0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 0 3 6 9 1 2 0 3 6 9 1 2 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 0 3 6 9 1 2 0 3 6 9 1 2 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 0 3 6 9 1 2 0 3 6 9 1 2 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 0 3 6 9 1 2 0 3 6 9 1 2 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 0 3 6 9 1 2 0 3 6 9 1 2 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 0 3 6 9 1 2 0 3 6 9 1 2 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 0 3 6 9 1 2 0 3 6 9 1 2 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 0 3 6 9 1 2 0 3 6 9 1 2 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 0 3 6 9 1 2 0 3 6 9 1 2 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 0 3 6 9 1 2 0 3 6 9 1 2 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 0 3 6 9 1 2 0 3 6 9 1 2 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 0 3 6 9 1 2 0 3 6 9 1 2 Average SUA Levels for Phase 2 Cohorts 12 SUA averages exclude data points after dosing is stopped or stopping rules are met 0.2 None 0.4Dose (mg/kg) D o s e (m g /k g ) 0.05 0.08 0.10 0.125 0.15 # o f P a tie n ts Re m a in in g /A v e ra g e d A v e ra g e SUA L e v e l (m g /d L ) Dosing complete Dosing complete Dosing completeDosing complete Dosing complete Dosing complete Dosing completeDosing complete Unaudited data reported as of October 23, 2017 | Clinicaltrials.gov NCT02959918 Enrollment ongoing Enrollment ongoing = Pegsiticase; = SVP-Rapamycin Enrollment planned

Dosing % of Patients With SUA <6 mg/dL 0.2 mg/kg 0.08 mg/kg 0.4 mg/kg 0.08 mg/kg Cohort 5 & 6 Clinical Activity 13 Unaudited data reported as of October 23, 2017 | Clinicaltrials.gov NCT02959918 TreatTeach & Treat Week 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 0 5 0 1 0 0 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 0 5 1 0 0 % P ts. <6 m g /d L % P t. s <6 mg /d L Patients who received a full first dose and completed treatment cycle 1 70%* * Ph1b Day 30 @ 0.1 mg/kg SVP-Rapamycin + 0.4 mg/kg pegsiticase 70%* = Pegsiticase; = SVP-Rapamycin

Dosing % of Patients With SUA <6 mg/dL 0.2 mg/kg 0.10 mg/kg 0.4 mg/kg 0.10 mg/kg Cohort 7 & 8 Clinical Activity 14 Week 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 0 5 0 1 0 0 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 5 0 1 0 0 Unaudited data reported as of October 23, 2017 | Clinicaltrials.gov NCT02959918 % S U A <6 m g /d L % S U A <6 mg /d L Patients who received a full first dose and completed treatment cycle 1 70%* * Ph1b Day 30 @ 0.1 mg/kg SVP-Rapamycin + 0.4 mg/kg pegsiticase 70%* TreatTeach & Treat = Pegsiticase; = SVP-Rapamycin

Dose (mg/kg): Dose (mg/kg): Dose (mg/kg): Dose (mg/kg): Advancing SEL-212 Toward Phase 3 15 Phase 1a Single Dose 0.1 0.2 0.4 0.8 1.2 Phase 1b Single Dose 0.4 0.100.03 0.15 0.30 Phase 2 3+2 Doses 0.4 0.080.05 0.10 0.125 0.2 0.15Dose (mg/kg): % Clinical Activity @ Day 30: 0% 70% 100% 100% = Pegsiticase; = SVP-Rapamycin

SUA Levels vs. ADA Titers 16 Unaudited data reported as of October 23, 2017 | Clinicaltrials.gov NCT02959918 101 102 103 104 105 0 2 4 6 8 10 12 Anti-Uricase IgG Titers S UA L e v e ls ( m g /d L ) SUA levels vs. ADA titers at day 21 after each dose for all patients in cohorts 1-8

1 1 2 3 4 5 0 2 0 4 0 6 0 Data Continue to Suggest Reduction in Flare Frequency During SEL-212 Therapy 17 • Data indicate SEL-212 lowers flares initially and over time during treatment • Urate lowering therapies typically increase the incidence of flares at the beginning of therapy Unaudited data as of October 23, 2017 | Clinicaltrials.gov NCT02959918 % o f P at ie n ts w /Fl a re Pegsiticase Alone % of Patients Experiencing Flares by Month SEL-212 Month

SEL-212 Generally Well Tolerated at Clinically Active Doses 18 • SEL-212 has been generally well tolerated at clinically active doses following >200 administrations • SAEs reported in the Phase 2 trial: - Four were reported not to be or unlikely to be related to study drug: - Two patients with a history of gall stones experienced cholecystitis (inflammation of gall bladder caused by impacted gall stones); (reported not to be related to study drug) - One patient experienced a post-Micturition autonomic response during administration (reported not to be related to study drug) - One patient experienced peripheral edema (reported as unlikely to be related to study drug) - Seven infusion reactions: - Four in cohorts receiving pegsiticase alone or pegsiticase in combination with the lowest dose of SVP-Rapamycin, as anticipated - Two due to protocol deviations related to dosing errors - One during a repeat dose of SEL-212 in a higher dose cohort - Each of these SAEs occurred prior to Selecta’s June data report - None occurred after treatment period 2 • All SAEs were successfully treated and resolved without further issues Unaudited data as of October 23, 2017 | Clinicaltrials.gov NCT02959918

SEL-212 Generally Well Tolerated at Clinically Active Doses 19 Unaudited data as of October 23, 2017 | Clinicaltrials.gov NCT02959918 Cohort Pegsiticase+SVP-Rapa Entire Study 1 0.2 2 0.4 3 0.2+0.05 4 0.4+0.05 5 0.2+0.08 6 0.4+0.08 7 0.2+0.1 8 0.2+0.1 10^ 0.4+0.125 12^ 0.4+0.15 N 79 3 3 9 10 6 11 11 12 10 4 ≥ 1TEAE 63 2 2 6 8 6 10 10 12 7 0 SAE 11 1 1 2 0 0 2(1#, 1*) 1 4(3#, 1*) 0 0 Death 0 0 0 0 0 0 0 0 0 0 0 Discontinuation due to TEAE 15 1 1 2 0 0 3 2 4 2 0 Specific TEAEs Anemia1 13 0 0 1 0 2 3 2 3 2 0 Gout Flare 37 3 0 2 2 3 3 9 12 3 0 Headache1 14 0 0 0 4 1 1 5 1 2 0 Hyperglycemia1 8 0 0 1 0 2 2 1 1 1 0 Hypophosphatemia1 5 0 0 5 0 0 0 0 0 0 0 Hypertriglyceridemia1 11 0 0 1 0 3 1 1 2 3 0 Infection1 15 0 1 7 1 1 1 1 3 0 0 Infusion reaction 11 1 1 2 0 0 2(1*, 1) 2 2(1*, 1) 1 0 Leukopenia1 15 0 0 2 0 4 1 2 5 1 0 Stomatitis or oral lesion1 10 0 0 0 0 1 1 0 5 3 0 Tachycardia1 4 0 0 3 0 0 0 0 0 1 0 1Observed as single events, transient in nature and mild or moderate. #Reported as not related to study drug. *Patient incorrectly dosed; protocol deviation. ^Dosing for cohorts is ongoing.

Dose (mg/kg): Dose (mg/kg): Dose (mg/kg): Dose (mg/kg): Dose (mg/kg): Advancing SEL-212 Toward Phase 3 20 Phase 1 Single Dose 0.1 0.2 0.4 0.8 1.2 Phase 1b Single Dose 0.4 0.100.03 0.15 0.30 Phase 2 3+2 Doses 0.4 0.080.05 0.10 0.125 0.2 0.15 Phase 3 • Expect to participate in End of Phase 2 meeting in 1H18 • Plan to begin Phase 3 enrollment in 2018 • Planning for Phase 3 underway; key considerations include dosing regimen(s), control arm(s), number of patients, geographies, primary and secondary endpoints = Pegsiticase; = SVP-Rapamycin

SEL-212 Program is Informing the Development of Other Product Candidates 21 Chronic Therapies+ Proprietary program Potential program Single Treatment Chronic Treatment Adult Patients with Chronic Conditions Cancer Patients Pediatric Patients with Life-Threatening Conditions Oncology (SEL-403) Treatment Cycle + Gene Therapy (SEL-302 & SEL-313)+ SEL-212 for Chronic Severe Gout + • Commercially attractive • Rare disease • Rapid ADA onset • Clear endpoint • Adult patients TBD

Important Additions to Selecta’s Management 22 John Leaman, M.D. Chief Financial Officer & Head of Corporate Strategy • 15+ years of financial, operations, corporate strategy and M&A experience at life sciences companies • Most recently served as Head of Corporate Development at InfaCare Pharmaceutical Corp., a specialty pharmaceutical company that was acquired by Mallinckrodt plc • Previously was Chief Financial Officer of Medgenics, Inc., a publicly traded biotech company, and held senior roles at Shire plc and Devon Park Bioventures, a life sciences VC firm • Began career at McKinsey & Company Stephen Smolinski Chief Commercial Officer • Deep commercial expertise and knowledge of the immunology and rheumatology spaces • Most recently served as VP and Head of Sanofi/Genzyme’s North American Rheumatology Business Unit, leading the development of commercialization plans for KEVZARA® • Previously served as Group VP of Immunology & Inflammation, Global Strategic Unit at Sanofi and held senior commercial roles at Roche-Genentech, Bristol-Myers Squibb, Johnson & Johnson and Savient Pharmaceuticals, Inc.

3Q17 Financial Overview 23 For the Quarter Ended (In thousands, except share and per share data) September 30, 2017 September 30, 2016 Grant & Collaboration Revenue $27 $1,048 Research & Development Expenses 9,504 6,021 General & Administrative Expenses 4,377 2,495 Net Loss Attributable to Common Stockholders $(14,676) $(7,728) Net Loss Per Basic & Diluted Share $(0.66) $(0.43) Wtd. Avg. Common Shares Outstanding – Basic & Diluted 22,082,207 18,108,014 As of (In thousands) September 30, 2017 June 30, 2017 Cash, Cash Equivalents, Marketable Securities, Restricted Cash $104,780 $113,045 Cash runway into mid-2019

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